                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

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                             SCUDDER PATHWAY SERIES
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         (Name of Registrant as Specified In Its Declaration of Trust)

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                                                                PRELIMINARY COPY

                                                                September   1997

                             SCUDDER PATHWAY SERIES
                                 IMPORTANT NEWS
                         FOR SCUDDER FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's shareholders to approve a new investment management agreement. The following pages give you additional information on Zurich and the proposed new investment management agreement and certain other matters. The most important maters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR these proposals.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will result in such a change of control and requires shareholder approval of a new investment management agreement with the Fund.

Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If shareholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the transaction and the Board of Trustees will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  Yes, the investment management fees paid by your Fund will remain the same.

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?

A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.

Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for granting the Trustees discretionary authority to convert the Fund into a "master/feeder" structure, for the amendment and restatement of the Declaration of Trust applicable to your Fund, and for the revision of certain fundamental investment policies. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?

A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?

A.  No, Scudder will bear these costs.

                              ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on each proxy card that you receive.

                THANK YOU FOR MAILING YOUR PROXY CARDS PROMPTLY.

                                                         Two International Place
                                                     Boston, Massachusetts 02110
                                                                  1-800-225-2470

SCUDDER PATHWAY SERIES

                                                            September [  ], 1997

Dear Shareholder:

     On June 26, 1997, Scudder, Stevens & Clark ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.

     - The non-interested trustees of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

     Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

David S. Lee
President

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                             SCUDDER PATHWAY SERIES

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
Scudder Pathway Series:

Please take notice that a Special Meeting of Shareholders of Scudder Pathway Series (the "Trust"), the series of which are the Conservative Portfolio, the Balanced Portfolio, the Growth Portfolio, and the International Portfolio (each a "Fund" and, collectively, the "Funds") is to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997, at 9:30 a.m., Eastern time, for the following purposes:

        (1) To approve or disapprove a new investment management agreement between each Fund and Scudder;

        (2)     To elect Trustees;

        (3) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;

        (4)(A) To approve or disapprove certain provisions of a proposed Amended and Restated Declaration of Trust requiring a two-thirds vote of shareholders;

            (B) To approve or disapprove certain other provisions of a proposed
                Amended and Restated Declaration of Trust requiring a majority vote of shareholders;

        (5) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and

        (6) To ratify or reject the selection of Coopers & Lybrand L.L.P. as independent accountants for each Fund's current fiscal year.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

Holders of record of shares of beneficial interest of each Fund at the close of business on August 24, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to the Trust or, where applicable, one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                              By Order of the Board of Trustees,
                                                            Thomas F. McDonough,
                                                                       Secretary

September [  ], 1997

IMPORTANT--WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                             SCUDDER PATHWAY SERIES

                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Scudder Pathway Series (the "Trust"), the series of which are the Conservative Portfolio, the Balanced Portfolio, the Growth Portfolio, and the International Portfolio (each a "Fund" and, collectively, the "Funds"), for use at the Special Meeting of Shareholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about September 2, 1997 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust (c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of the Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Trust-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or disapprove any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Proposals 1 and 5 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of each Trust voting. The requisite vote for Proposals 3, 4(A) and 4(B) is governed by the applicable Declaration of Trust. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of each Fund. Approval of Proposal 4(A) requires the affirmative vote of two thirds of shares of the Trust outstanding and entitled to vote, while approval of Proposal 4(B) requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Trust. Approval of Proposal 6 requires the affirmative vote of a majority of the shares of each Fund voting.

     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1, 3 and 5, which require the approval of a specified percentage of the outstanding shares of each Fund and Proposals 4(A) and 4(B), which require the approval of a specified percentage of the outstanding shares of each Trust, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund, or the Trust, as the case may be, present at the Special Meeting with respect to Proposals 1, 3, 4(B) and 5.

     Shareholders of each Fund will vote separately with respect to each of Proposals 1, 3, 5 and 6; and Shareholders of each Trust will vote together on proposals 2, 4(A), and 4(B).

     The following table summarizes those voting requirements:

                               SHAREHOLDERS ENTITLED       VOTE REQUIRED
                                      TO VOTE               FOR APPROVAL
                               ----------------------  ----------------------
Proposal 1                     Shareholders of each    Approved by a
(Approval of new Investment    Fund vote separately    "majority of the
Management Agreement)                                  outstanding voting
                                                       securities" of each
                                                       Fund

Proposal 2                     Shareholders of each    Each nominee must be
(Election of Trustees)         Trust vote together     elected by a plurality
                               for each nominee (if a  of the shares voting
                               Trust has several       at the Special Meeting
                               Funds, shareholders of
                               all Funds vote
                               together as a single
                               class)

Proposal 3                     Shareholders of each    Approved by a majority
(Approval of discretionary     Fund vote separately    of the shares of each
authority to convert to                                Fund
master/feeder fund structure)

Proposal 4(A)                  Shareholders of the     Approved by the vote
(Approval of a portion of the  Trust vote together     of two-thirds of
Amended and Restated           (if the Trust has       shares of the Trust
Declaration of Trust)          several Funds,          outstanding and
                               shareholders of all     entitled to vote
                               Funds vote together as
                               a single class)

Proposal 4(B)                  Shareholders of the     Approved by a
(Approval of a portion of the  Trust vote together     "majority of the
Amended and Restated           (if the Trust has       outstanding voting
Declaration of Trust)          several Funds,          securities" of the
                               shareholders of all     Trust
                               Funds vote together as
                               a single class)

Proposal 5                     Shareholders of each    Approved by a
(Approval of the revision of   Fund vote separately    "majority of the
certain fundamental                                    outstanding voting
investment policies)                                   securities" of each
                                                       Fund

Proposal 6                     Shareholders of each    Approved by a majority
(Ratification of selection of  Fund vote separately    of the shares voting
Accountants)                                           at the Special Meeting

     Holders of record of the shares of beneficial interest of each Fund at the close of business on August 24, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997.

                           NUMBER OF SHARES OUTSTANDING
     NAME OF FUND              AS OF JUNE 30, 1997
-----------------------    ----------------------------
Conservative Portfolio             1,089,712.0560
Balanced Portfolio                12,902,389.0700
Growth Portfolio                   3,138,611.0970
International Portfolio               667,226.697

     The Trust provides periodic reports to all shareholders which highlight relevant information including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, if any, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.

                          PROPOSAL 1: APPROVAL OF NEW
                        INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

     Scudder acts as the investment manager for each Fund pursuant to investment management agreements entered into by the Funds and Scudder (the "Current Investment Management Agreement") (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's CEO, will continue as CEO of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Funds' Current Investment Management Agreement with Scudder. As required by the 1940 Act, the Current Investment Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (the "New Investment Management Agreement," together with the Current Investment Management Agreement, the "Investment Management Agreement") between the Funds and Scudder Kemper is being proposed for approval by shareholders of each Fund. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR THE FUNDS IS ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all the funds currently advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.

BOARD OF TRUSTEES' RECOMMENDATION

     On August 6, 1997, the Board of the Trust, including Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) of any such party, voted to approve the New Investment Management Agreement and to recommend their respective approval to shareholders.

     For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" below.

     The Board of the Trust recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for the Funds.

BOARD OF TRUSTEES' EVALUATION

     On June 26, 1997, representatives of Scudder advised the Non-interested Trustees of each Trust by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Trustees additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Trustees discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel and also consulted with a representative of the Funds' independent auditors and with an independent consultant knowledgeable in mutual fund industry matters.

     In the course of these discussions, Scudder advised the Non-interested Trustees that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their shareholders. Scudder has advised the Non-interested Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Trustees, that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Trustees that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Trustees, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.

     The Board of each Trust was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, each of the Boards, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Trustees"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees.

     During the course of their deliberations, the Non-interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.

     In addition to the foregoing factors, the Non-interested Trustees gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Trustees considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Trustees concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Trustees considered the foregoing factors with respect to each of the Funds.

     On August 6, 1997, the Trustees of each Trust, including the Non-interested Trustees of each Trust approved the New Investment Management Agreement.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a compensation pool for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions, and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Trust by Scudder, and the information set forth below concerning Zurich has been provided to the Trust by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

     Under the Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may determine.

     The Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and each Fund's other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Trust's Board of Trustees.

     The Current Investment Management Agreement also provides that the Investment Manager is not required to pay any expenses of the Funds except those expenses specifically allocated to the Investment Manager in the Current

Investment Management Agreement and under the Special Servicing Agreement ("Service Agreement") among the Investment Manager, the Trust, Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc., and the various funds in which the Trust's Funds may invest ("Underlying Funds"). Under the Service Agreement, the Investment Manager is responsible for arranging all services pertaining to the operation of the Trust including the services of Scudder Service Corporation and Scudder Fund Accounting Corporation to act as Shareholder Servicing Agent and Fund Accounting Agent, respectively, for each Fund of the Trust.

     Each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of the Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of the Trust subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Current Investment Management Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of the Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto, held outside Boston, Massachusetts or New York, New York. During the Trust's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by the Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     The Investment Manager does not receive a fee for its services under the Current Investment Management Agreement since the Investment Manager expects to receive additional compensation under investment management agreements currently in effect between the Investment Manager and the Underlying Funds due to growth in the assets of the Underlying Funds resulting from investment in the Underlying Funds by the Funds.

     The Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     The Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate the Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. As stated above, the Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued. Each Current Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.*

                                           DATE OF
                                           CURRENT
                                          INVESTMENT        LAST            LAST
                            COMMENCED     MANAGEMENT     APPROVED BY     APPROVED BY         DATE
      NAME OF FUND          OPERATIONS    AGREEMENT       TRUSTEES       SHAREHOLDERS    CONTINUED TO
------------------------    ---------     ----------     -----------     -----------     ------------
Conservative Portfolio      11/15/96       11/15/96        1/10/95         11/11/96         9/30/97
Balanced Portfolio          11/15/96       11/15/96        1/10/95         11/11/96         9/30/97
Growth Portfolio            11/15/96       11/15/96        1/10/95         11/11/96         9/30/97
International Portfolio     11/15/96       11/15/96        1/10/95         11/11/96         9/30/97

------------------------------
* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.

THE NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement for the Funds will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The New Investment Management Agreement will be in effect for an initial term ending on the same date as would the Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees cast in person at a meeting called for such purpose. In the event that shareholders of each Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board will take such action as it deems to be in the best interests of each Fund and its shareholders. In the event the Transactions are not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of the Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENT

     The New Investment Management Agreement is substantially the same as the Current Investment Management Agreement in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreement reflects conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, the Trust on behalf of each Fund proposes to update the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreement would specify that the Investment Manager is not responsible for payment of the fees and expenses of the Fund's accounting agent. The Trust, on behalf of each of the Funds, would add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions. In addition, the New Investment Management Agreement would clarify that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner.

     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to shareholders; deletion of a provision that does not hold the Investment Manager responsible for extraordinary expenses of the Funds; a provision clarifying that the Investment Manager will not be responsible for expenses related to the indemnification of Trustees and officers of the Trust; and inclusion of a provision clarifying that the New Investment Management Agreement supersedes all prior agreements.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key).+ The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such

------------------------------
+
*  Two International Place, Boston, Massachusetts
# 345 Park Avenue, New York, New York
+ 101 California Street, San Francisco, California
@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois.

securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the
Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholder servicing and dividend-paying agent for each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table below sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund.

                              AGGREGATE FEE PAID   AGGREGATE FEE PAID   AGGREGATE FEE PAID
                                TO SFAC DURING       TO SSC DURING        TO STC DURING
 NAME OF FUND   FISCAL YEAR   LAST FISCAL YEAR*    LAST FISCAL YEAR*    LAST FISCAL YEAR*
--------------  -----------   ------------------   ------------------   ------------------
Conservative
  Portfolio       9/30/97          $ 32,656             $ 19,731             $ 83,194
Balanced
  Portfolio       9/30/97          $ 38,241             $ 38,592             $657,568
Growth
  Portfolio       9/30/97          $ 32,656             $ 72,844             $133,857
International
  Portfolio       9/30/97          $ 32,656             $ 36,138             $    592

------------------------------
* Projected.

     SFAC, SSC and STC will continue to provide fund accounting and transfer agency, subaccounting and recordkeeping services to the Funds under the current arrangements if the New Investment Management Agreement is approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder.

REQUIRED VOTE

     Approval of this Proposal as to any Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Trustees of the Trust recommend that the shareholders of each Fund vote in favor of this Proposal 1.

                        PROPOSAL 2: ELECTION OF TRUSTEES

     At the Special Meeting, five Trustees are to be elected to constitute the Trust's Board. For election of Trustees at the Special Meeting, the Board of Trustees has approved the nomination of the following individuals: Dr. Rosita P. Chang, Edgar R. Fiedler, Peter B. Freeman, Dr. J. D. Hammond and Richard M. Hunt.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of the Trust.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:

                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

DR. ROSITA P. CHANG (42)    Professor of Finance, University of Rhode Island. Dr. Chang
------------------          serves on the Boards of an additional 1 Trust and Corporation whose Funds are advised by Scudder.

EDGAR R. FIEDLER* (68)      Trustee (1995). Senior Fellow and Economic Counselor, The
------------------          Conference Board, Inc.; Formerly Assistant Secretary of the
                            Treasury for Economic Policy. Director: The Stanley Works;
                            Zurich-American Insurance Company; Harris Insight Funds; and
                            Emerging Mexico Fund. Mr. Fiedler serves on the Boards of an additional 7 Trusts or Corporations whose Funds are advised by
                            Scudder.
PETER B. FREEMAN (65)       Trustee, Scudder Cash Investment Trust (1980) and Scudder U.S.
------------------          Treasury Money Fund (1997). Corporate Director and Trustee;
                            Director, The A. H. Belo Company; Trustee, Eastern Utilities
                            Associates (electric utility holding company); Director, AMICA
                            Life Insurance Co.; Director, AMICA Insurance Co. Formerly:
                            President, Fields Point Management Co. and Goelet Estate Co.
                            (private investment management companies); Former Director, The
                            Providence Journal Company (multi-media company). Mr. Freeman serves on the Boards of an additional 8 Trusts or Corporations whose Funds are advised by Scudder.

------------------------------

* Trustee considered by the Trust and its counsel to be an "interested person" (as defined in the 1940 Act) of the Trust or of its investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust. Although the
  Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. prior to the Transaction Agreement entered into between Scudder and
  Zurich, Mr. Fiedler was considered not to be an interested person of the Trust; however, because of his former relationship with Zurich-American Insurance Company, a subsidiary of Zurich, the Trust treats Mr. Fiedler as an interested person of the Trust under the
  1940 Act.

                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

DR. J. D. HAMMOND (63)      Trustee (1995). Dean, Smeal College of Business Administration,
------------------          Pennsylvania State University; Member of the Board, The
                            Atlantic Mutual Insurance Co. Former Trustee, President Mutual
                            Life Insurance Company. Dr. Hammond serves on the Boards of an additional 1 Trust or Corporations whose Funds are advised by
                            Scudder.

RICHARD M. HUNT (70)        Trustee (1995). University Marshall and Senior Lecturer,
------------------          Harvard University; Vice Chairman, American Council on Germany;
                            Director, Council on the United States and Italy; Life Trustee,
                            American Field Service; and Partner, Elmhurst Investment Trust
                            (family investment firm). Mr. Hunt serves on the Boards of an additional 2 Trusts or Corporations whose Funds are advised by
                            Scudder.

CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:

                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
            NAME (AGE)                          PRINCIPAL OCCUPATION OR
           -----------                       EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------

DAVID S. LEE* (63)          President and Trustee (1994). Managing Director, Scudder,
------------------          Stevens & Clark, Inc.; Trustee Emeritus, New England Medical
                            Center. Mr. Lee serves on the Boards of an additional 15 Trusts or Corporations whose Funds are advised by Scudder.

DANIEL PIERCE* (63)         Vice President and Trustee (1995). Chairman of the Board and
------------------          Managing Director of Scudder, Stevens & Clark, Inc. Director,
                            Fiduciary Trust Company (bank and trust company) and Fiduciary
                            Company Incorporated (bank and trust company). Mr. Pierce
                            serves on the Boards of an additional 17 Trusts or Corporations whose Funds are advised by Scudder.

------------------------------
* Trustees considered by the Trust and its counsel to be "interested persons" (as defined in the 1940 Act) of the Trust or of its investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.

     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to and the Trustees of the Board of Trustees as of June 30, 1997. Nominees or Trustees who do not own any Shares have been omitted from the table. Funds which are not owned by any nominees or Trustees also have been omitted from the table.

                                                                  ALL CURRENT TRUSTEES
                                                                   AND OFFICERS AS A
    FUND NAME(1)       CHANG   FIEDLER   HAMMOND   LEE   PIERCE          GROUP
---------------------  -----   -------   -------   ---   ------   --------------------
Scudder Pathway
  Series
  Balanced Portfolio     --       --      3,968     --      --           24,338(2)
  Conservative
     Portfolio           --       --         --     --      --              208(3)
  Growth Portfolio       --       --      1,927     --      --           33,459(4)
  International
     Portfolio           --       --         --     --      --           15,015(5)

------------------------------
(1) The information as to beneficial ownership is based on statements furnished to the Trust by each Trustee and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's and nominee's individual shareholdings of any Fund constitutes less than 1/4 of 1% of the shares outstanding of such Fund. As a group, the Trustees and officers own less than 1/4 of 1% of the shares of each Fund except Scudder Pathway Growth Portfolio and Scudder Pathway International Portfolio (see notes 4 and 5 below).

(2) As a group, the Trustees and officers' total includes 20,370 shares held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(3) As a group on June 30, 1997, the Trustees and officers' total shares in Scudder Pathway Conservative Portfolio were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(4) As a group on June 30, 1997, the Trustees and officers owned 1.07% of the outstanding shares of Scudder Pathway Growth Portfolio of which 1,927 shares were held with sole voting and investment power, and 31,532 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(5) As a group on June 30, 1997, the Trustees and officers owned 2.25% of the outstanding shares of Scudder Pathway International Portfolio which were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

     As of June 30, 1997, 1,466,492 shares in the aggregate, 11.37% of the outstanding shares of Scudder Pathway Balanced Portfolio were held in the name of Scudder, Stevens & Clark Trustee, Scudder Defined Benefit Plan & Trust, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 217,782 shares in the aggregate, 19.98% of the outstanding shares of Scudder Pathway Conservative Portfolio, were held in the name of Trustees of the ACR Defined Contribution Retirement Plan & Trust, 747 Locus Street, Pasadena, CA 91101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 198,629 shares in the aggregate, 6.32% of the outstanding shares of Scudder Pathway Growth Portfolio, were held in the name of Scudder Trust Company Trustee, O'Neil & Associates Inc. Profit Sharing and Savings Plan Trust, 425 North Findlay Street, Dayton, OH 45404, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 39,827 shares in the aggregate, 5.97% of the outstanding shares of Scudder Pathway International Portfolio, were held in the name of Farmers Fire Insurance Co., P.O. Box 2336,York, PA 17405, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of the Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares except as stated above.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS

     The Board of Trustees of each Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Trustees have primary responsibility for assuring that the Fund is managed in the best interests of its shareholders.

     Each Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designated to assure compliance with various regulatory requirements. At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Non-interested Trustees. In addition, the Non-interested

Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of each Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of each Trust has an Audit Committee consisting of the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

COMMITTEE ON INDEPENDENT TRUSTEES

     The Board of each Trust has a Committee on Independent Trustees consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations for Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Committee on Independent Trustees of each Trust during the calendar year 1996.

                  NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                   BY THE TRUST DURING THE CALENDAR YEAR 1996

                                                     COMMITTEE ON
      BOARD OF TRUSTEES      AUDIT COMMITTEE         INDEPENDENT
           MEETINGS              MEETINGS         TRUSTEES MEETINGS
    ------------------------------------------------------------------
              1                     0                     0

EXECUTIVE OFFICERS

     In addition to Messrs. Lee and Pierce, Trustees who are also officers of the Trust, the following persons are Executive Officers of Scudder Pathway
Series:

                             PRESENT OFFICE WITH THE
                                     TRUST;
                             PRINCIPAL OCCUPATION OR     YEAR FIRST BECAME
        NAME (AGE)                EMPLOYMENT(1)            AN OFFICER(2)
                            -------------------------    -----------------
Jerard K. Hartman(64)       Vice President; Managing
                            Director of Scudder,
                            Stevens & Clark, Inc.               1995
Thomas W. Joseph(58)        Vice President; Principal
                            of Scudder, Stevens &
                            Clark, Inc.                         1994
Thomas F. McDonough(50)     Vice President and
                            Secretary; Principal of
                            Scudder, Stevens & Clark,
                            Inc.                                1994
Pamela A. McGrath(43)       Vice President and
                            Treasurer; Managing
                            Director of Scudder,
                            Stevens & Clark, Inc.               1994
Edward J. O'Connell(52)     Vice President and
                            Assistant Treasurer;
                            Principal of Scudder,
                            Stevens & Clark, Inc.               1995
Kathryn L. Quirk(44)        Vice President and
                            Assistant Secretary;
                            Managing Director of
                            Scudder, Stevens & Clark,
                            Inc.                                1995

------------------------------
(1) Unless otherwise stated, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, Directors, employees or shareholders of Scudder and participate in the fees paid to that firm, although such Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at Trustees' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1) All Trustees who receive compensation from the Trust.

          Column (2) Aggregate compensation received by each Trustee of the Trust during the calendar year 1996.

          Column (3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     The Trustees do not receive any pension or retirement benefits from any Trust.

                               COMPENSATION TABLE

                                                          (3)
                                                   TOTAL COMPENSATION
                                                   FROM THE TRUST AND
                               (2)                        FUND
       (1)            AGGREGATE COMPENSATION        COMPLEX PAID TO
 NAME OF TRUSTEE         FROM THE TRUST*                TRUSTEE
------------------    ----------------------     ----------------------
Edgar R. Fiedler**            $3,200              $  108,083 (20 Funds)
Dr. J. D. Hammond             $3,200              $    26,333 (7 Funds)
Richard M. Hunt               $3,200              $    24,750 (2 Funds)

------------------------------
* Since the Trust has not completed its first full year of operations, compensation information provided in the above table is estimated for the current fiscal year based upon payments made during the period from November 15, 1996 (commencement of operations) through June 30, 1997.

** As of December 31, 1996, Mr. Fiedler had a total of $420,490 accrued in a deferred compensation program for serving on the Boards of Directors of Scudder Fund, Inc. and Scudder Institutional Fund, Inc.

REQUIRED VOTE

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of the Trust cast at the Special Meeting in person or by proxy. This means that the four nominees receiving the largest number of votes will be elected. The Trustees of the Trust recommend that the shareholders of the Trust vote in favor of each of the nominees listed in this Proposal 2.

                     PROPOSAL 3: APPROVAL OR DISAPPROVAL OF
                     THE BOARD'S DISCRETIONARY AUTHORITY TO
                 CONVERT EACH FUND TO A MASTER-FEEDER STRUCTURE

     If this Proposal 3 is approved by shareholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder structure as described below, and in that case cause the Fund to do so without further approval by shareholders.

     A master/feeder fund structure is one in which a fund (a feeder) invests all of its investment assets in another investment company (the master) with substantially the same investment objectives and policies as the feeder. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the feeder level. An existing investment company could convert to a feeder by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

     Under the Trust's Declaration of Trust, the affirmative vote of a majority of the shares of a Fund is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a master/feeder fund structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund to a master/feeder fund structure through a sale or transfer of assets requires, under a conservative interpretation of the Trust's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund. In addition, because of the special provisions of the 1940 Act relating to a "fund of funds," regulatory approval would be required for any Fund to convert to a master/feeder structure. There is no assurance that such approval, if sought, would be granted.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.

     Management of the Trust believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve the achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the feeder level. The Trustees' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its shareholders.

     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in accordance with its investment objective and policies.

REQUIRED VOTE

     Shareholders of each Fund will vote separately with respect to this Proposal 3. Approval of this Proposal 3 by a Fund requires the affirmative vote of a majority of the shares of the Fund. The Trustees of the Trust recommend that the shareholders of each Fund vote in favor of this Proposal 3.

                     PROPOSAL 4: APPROVAL OR DISAPPROVAL OF
                  AN AMENDED AND RESTATED DECLARATION OF TRUST

     Changes and regulatory developments in the investment company industry have occurred since the current form of the Trust's Declaration of Trust was adopted. Because consummation of the Transactions described in Proposal 1 requires the holding of this Special Meeting, the Trustees of the Trust have determined to seek at the same time shareholder approval of an Amended and Restated Declaration of Trust ("Restated Declaration") designed to reflect those changes and developments. The Restated Declaration also includes other changes of a minor or clarifying nature. The principal changes in the current Declaration of Trust which would be effected by shareholder approval of the Restated Declaration are described below. A copy of the Restated Declaration is attached to this proxy statement as Exhibit C.

PROPOSAL 4(A): CHANGES TO THE TRUST'S CURRENT DECLARATION OF TRUST THAT REQUIRE
  A VOTE OF TWO-THIRDS OF SHARES OF THE TRUST OUTSTANDING AND ENTITLED TO VOTE

     Master/Feeder Structure. A new Section 2.2(i) would be added to give the Trustees the express power to accomplish each Fund's objective by investing all or a portion of its assets in another investment company in a "master/feeder" structure, by transferring assets of the Fund to the other investment company or otherwise, without further shareholder approval. This section of the Restated Declaration would grant to the Trustees power which is similar to that included in Proposal 3, but differs from it as described in the next paragraph.

     A master/feeder structure is described in Proposal 3. Management of the Trust believes the Trustees currently have the power to enter into a master/feeder structure, although a conservative interpretation of the current Declaration of Trust is that shareholder approval is required for the transfer of substantially all of a Fund's assets to a master fund to accomplish that objective. Such a vote is not required to sell all of the Fund's portfolio securities and to purchase its interest in the master fund with the proceeds. The express grant to the Trustees of the power in the Restated Declaration to enter into a master/feeder structure would remove any doubt as to the Trustees' power to transfer assets to a master fund without shareholder approval, and differs from the approval of entry into a master/feeder structure sought in Proposal 3 primarily in that a power contained in any trust's declaration of trust is effective in perpetuity unless the declaration of trust is amended or terminated. Thus, if Proposal 3 is approved but if it were concluded in the future that the approval had lapsed due to the passage of time, the power of the Trustees to enter into a master/feeder structure would nevertheless continue under proposed
Section 2(i) of the Restated Declaration, if approved.

     Shareholder Voting. Under the Restated Declaration, shareholders would continue to have the same rights as they now have to elect and remove Trustees, to further amend the Restated Declaration and to vote on certain other matters.
Section 5.9 would be amended to eliminate shareholder voting under the Declaration with respect to investment advisory or management contracts and Rule 12b-1 plans; each of these matters must be voted on under provisions of the 1940 Act or the rules thereunder, and a separate requirement in the Trust's governing instrument is unnecessary. The Restated Declaration would also eliminate shareholder voting on a merger, consolidation, sale of assets or incorporation of the Trust. Although the Trustees ordinarily would not expect to take such an action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interest of shareholders.

REQUIRED VOTE

     Approval of this Proposal 4(A) with respect to the Trust requires the vote of two-thirds of the shares of the Trust outstanding and entitled to vote. If the shareholders of the Trust fail to approve this Proposal 4(A), neither the Restated Declaration, if approved, nor the Trust's current Declaration of Trust would be amended as described in this Proposal 4(A). The Trustees of the Trust recommend that the shareholders of the Trust vote in favor of this Proposal 4(A).

PROPOSAL 4(B): CHANGES TO THE TRUST'S CURRENT DECLARATION OF TRUST THAT REQUIRE
                                A MAJORITY VOTE

     Redemption of Certain Shareholders' Interests. A new subparagraph (b) would be added to Section 6.6 to give the Trustees the power to redeem a shareholder's interest if the shareholder has previously been involved in fraudulent securities transactions. The Trustees anticipate that this power would be exercised only if they believed it was likely that the shareholder might contemplate a fraudulent redemption or take other action to the detriment of other shareholders.

     All other minor and clarifying changes which would be effected by approval of the Restated Declaration are included in this Proposal 4(B).

REQUIRED VOTE

     Approval of this Proposal 4(B) with respect to the Trust requires the affirmative vote of a majority of the outstanding voting securities of the Trust, as defined above. The Trustees of the Trust recommend that the shareholders of the Trust vote in favor of this Proposal 4(B).

     If this Proposal 4(B) is approved with respect to the Trust, the Restated Declaration will be adopted for the Trust. The Restated Declaration (or the current Declaration of Trust) of the Trust will include new Section 2(i) and the amendments to Section 5.9 only if Proposal 4(A) is also adopted for the Trust.

                     PROPOSAL 5: APPROVAL OR DISAPPROVAL OF
                      THE REVISION OF CERTAIN FUNDAMENTAL
                              INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trust on behalf of its Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.

     This Proposal seeks shareholder approval of changes which are intended to accomplish that goal. The proposed changes to the fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit D.

     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policy on borrowing as discussed below, none of the proposed policies differs from the respective Fund's current comparable policy in a substantive way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. The policies with respect to the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail.

     Shareholders will be asked to vote on each proposed fundamental policy separately on the proxy card.

PROPOSAL 5.1: BORROWING

     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy. Accordingly, therefore, except as stated above, the borrowing policy of each Fund would not be changed by adoption of the proposed policy.

PROPOSAL 5.2: SENIOR SECURITIES

     None of the Funds currently has an express policy which prohibits the issuance of senior securities. The issuance of senior securities by each Fund generally is nonetheless limited by the 1940 Act and applicable interpretations of the SEC or its staff. Accordingly, in the opinion of management of the Trust, the adoption of an express prohibition on the issuance of senior securities represents no substantive change in the senior security policy of each Fund.

PROPOSALS 5.3 THROUGH 5.6: OTHER POLICIES

     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 5.3), investment in real estate (Proposal 5.4), purchase of physical commodities (Proposal 5.5) and lending (Proposal 5.6) is substantially identical to the current comparable policy of each Fund except that these policies have been reworded or clarified.

REQUIRED VOTE

     Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect. The Trustees of the Trust recommend that the shareholders of each Fund vote in favor of each item in this Proposal 5.

                     PROPOSAL 6: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees of the Trust, including a majority of the Non-interested Trustees, has selected Coopers & Lybrand L.L.P. to act as independent accountants for each of the Funds for each Fund's current fiscal year. Coopers & Lybrand L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The Trustees of the Trust recommend that the shareholders of each Fund vote in favor of this Proposal 6.

                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110 within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

Thomas F. McDonough
Secretary

                                                                       EXHIBIT A

                                  MASTER FORM
                                       OF
                      NEW INVESTMENT MANAGEMENT AGREEMENT

                                                                       EXHIBIT B

                           OTHER INVESTMENT COMPANIES
                               ADVISED BY SCUDDER

                                                                       EXHIBIT C

                             SCUDDER PATHWAY SERIES

     Following are proposed amendments, other than non-material clarifying or correcting changes, to be included in the Trust's Amended and Restated Declaration of Trust, as described in the proxy statement. Additions are shown
in BOLD TYPE and deletions by a      .

     Unless otherwise indicated with respect to particular provisions, the adoption of the Amended and Restated Declaration of Trust requires an affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the Investment Company Act of 1940, as amended.

                   PROPOSED AMENDMENTS TO BE INCLUDED IN THE
                   AMENDED AND RESTATED DECLARATION OF TRUST
                            DATED             , 1997

     Section 2.2.  Investments.

     The Trustees shall have the power:

          (i) TO INVEST, THROUGH A TRANSFER OF CASH, SECURITIES AND OTHER ASSETS OR OTHERWISE, ALL OR A PORTION OF THE TRUST PROPERTY, OR TO SELL ALL OR A PORTION OF THE TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ANOTHER INVESTMENT COMPANY THAT IS REGISTERED UNDER THE 1940 ACT. ((1))

     SECTION 2.12.  ELECTION AND TERM.

     Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 2.14 hereof, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. Except in the event of resignation or removals pursuant to Section 2.13 hereof, each Trustee shall hold office until such time as less than a majority of the Trustees holding office have been elected by Shareholders, AND THEREAFTER UNTIL THE HOLDING OF A SHAREHOLDERS' MEETING AS REQUIRED BY THE NEXT FOLLOWING SENTENCE. In such event the Trustees then in office will call a Shareholders' meeting for the election of Trustees. Except for the foregoing circumstances, the Trustees shall continue to hold office and may appoint successor Trustees.

     SECTION 2.16.  SHAREHOLDER VOTE, ETC. NOT REQUIRED.

     EXCEPT TO THE EXTENT SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS DECLARATION, THE TRUSTEES MAY EXERCISE EACH OF THE POWERS GRANTED TO THEM IN THIS DECLARATION WITHOUT THE VOTE, APPROVAL OR AGREEMENT OF THE SHAREHOLDERS, UNLESS SUCH A VOTE, APPROVAL OR AGREEMENT IS REQUIRED BY THE 1940 ACT OR APPLICABLE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

------------------------------

(1) Adoption of this Section 2.2(i) requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

     Section 5.9.  Voting Powers.

     The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any amendment of this Declaration to the extent and as provided in Section 8.3; (IV) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any Series or Class thereof or the Shareholders (provided, however, that a Shareholder of a particular Series or Class shall not be entitled to BRING a derivative or class action on behalf of any other Series or Class (or Shareholder of any other Series or Class) of the Trust); AND (V) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the TRUST as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series or Class of Shares, establish or reserve the right to establish conditions under which the several Series or Classes shall have separate voting rights or no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the By-laws to be taken by Shareholders. The By-laws may include further provisions for Shareholders' votes and meetings and related matters. ((2))

     SECTION 6.2.  Price.

     Shares shall be redeemed at their net asset value, WHICH MAY BE REDUCED BY ANY REDEMPTION FEE AUTHORIZED BY THE TRUSTEES, determined as set forth in
Section 7.1 hereof as of such time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the redemption price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Section 7.1 hereof after receipt of such application.

     Section 6.6.  Redemption of Shareholder's Interest.

     The Trust shall have the right at any time without prior notice to the Shareholder to redeem Shares of any Shareholder for their then current net asset value per Share if

     (a) at such time the Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the

------------------------------

(2) Amendment of this Section 5.9 as set forth above requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

Trust's giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine, OR

     (B) THE TRUSTEES BELIEVE THAT IT IS IN THE BEST INTEREST OF THE TRUST TO DO SO BECAUSE OF PRIOR INVOLVEMENT BY THE SHAREHOLDER IN FRAUDULENT ACTS RELATING TO SECURITIES TRANSACTIONS.

     SECTION 7.1.  Net Asset Value.

     The value of the assets of the Trust or any Series of the Trust shall be determined by appraisal of the securities of the Trust or allocated to such Series, such appraisal to be on the basis of SUCH method as shall be deemed to reflect the fair value THEREOF, determined in good faith by or under the direction of the TRUSTEES. From the total value of said assets, there shall be deducted all INDEBTEDNESS, INTEREST, TAXES, PAYABLE OR ACCRUED, INCLUDING ESTIMATED TAXES ON UNREALIZED BOOK PROFITS, EXPENSES AND management charges accrued to the appraisal date, net income determined and declared as a distribution and all other items in the nature of liabilities attributable to the Trust or such SERIES or CLASS thereof which shall be deemed appropriate. The net asset value of a Share shall be determined by dividing the net asset value of the Class, or, if no Class has been established, of the Series, or, if no Series has been established, of the Trust, by the number of Shares of that Class, or Series, or of the Trust, as applicable, outstanding. The net asset value of Shares of the Trust or any Class or Series of the Trust shall be determined pursuant to the procedure and methods prescribed or approved by the Trustees in their discretion and as set forth in the most recent Registration Statement of the Trust as filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933, as amended, the 1940 ACT, as amended, and the Rules thereunder. The net asset value of the Shares shall be determined at least once on each business day, as of the close of trading on the New York Stock Exchange or as of such other time or times as the Trustees shall determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees may determine by resolution or by approving a contract which delegates such duty to another Person. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act.

     SECTION 7.2.  DISTRIBUTIONS TO SHAREHOLDERS.

     The Trustees shall from time to time distribute ratably among the Shareholders of the Trust or a Series such proportion of the net profits, surplus (including paid-in surplus), capital, or assets of the Trust or such SERIES held by the Trustees as they may deem proper. Such distributions may be made in cash or property (including without limitation any type of obligations of the Trust or such Series or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares of the Trust or such Series issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine. The Trustees may in their discretion determine that, solely for the purposes of such distributions, OUTSTANDING Shares shall exclude Shares for which orders have been placed subsequent to a specified time on the date the distribution is declared or on the next preceding day if the distribution is declared as of a day on which Boston banks are not open for business, all as described in the registration statement under the Securities Act of 1933. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or the Series or to meet obligations of the Trust or the Series, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. THE ABOVE PROVISIONS MAY BE MODIFIED TO THE EXTENT REQUIRED BY A PLAN ADOPTED BY THE TRUSTEES TO ESTABLISH CLASSES OF SHARES OF THE TRUST OR OF A SERIES.

     Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust or the Series to avoid or reduce liability for taxes.

     SECTION 8.3.  Amendment Procedure.

     (a) This Declaration may be amended by a vote of the holders of a majority of the Shares outstanding and entitled to vote. Amendments shall be effective upon the taking of action as provided in this section or at such later time as shall be specified in the applicable vote or instrument. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary to conform this Declaration to the requirements of applicable federal or state laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code (including those provisions of such Code relating to the retention of the exemption from federal income tax with respect to dividends paid by the Trust out of interest income received on Municipal Bonds), but the Trustees shall not be liable for failing so to do. The Trustees may also amend this Declaration without the vote or consent of Shareholders if they deem it necessary or desirable to change the name of the Trust, TO SUPPLY ANY OMISSION, TO CURE, CORRECT OR SUPPLEMENT ANY AMBIGUOUS, DEFECTIVE OR INCONSISTENT PROVISION HEREOF, or to make any other changes in the Declaration which do not materially adversely affect the rights of Shareholders hereunder.

     SECTION 8.4.  Merger, Consolidation and Sale of Assets.

     The Trust or any Series thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or the property of any Series, including its good will, upon such terms and conditions and for such consideration when and as authorized BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE TRUSTEES.((3))

     SECTION 8.5.  INCORPORATION.

     WHEN AUTHORIZED BY AN INSTRUMENT IN WRITING SIGNED BY A MAJORITY OF THE TRUSTEES, the Trustees may cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, association or other organization to take over all of the Trust Property or the property of any Series or to carry on any business in which the Trust or the Series shall directly or indirectly have any interest, and to sell, convey and transfer the Trust Property or the property of any Series to any such corporation, trust, association or organization in exchange for the Shares or securities thereof or otherwise, and to lend money to, subscribe for the Shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization, or any corporation, partnership, trust, association or organization in which the Trust or the Series holds or is about to acquire shares or any other interest. The TRUSTEES may also cause a merger or consolidation between the Trust or any Series or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law, as provided under the law then in effect. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.((4))

------------------------------

(3) Amendment of this Section 8.4 as set forth above requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

(4) Amendment of this Section 8.5 as set forth requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote.

                                                                       EXHIBIT D

                             SCUDDER PATHWAY SERIES
                           PATHWAY BALANCED PORTFOLIO
                         PATHWAY CONSERVATIVE PORTFOLIO
                            PATHWAY GROWTH PORTFOLIO
                        PATHWAY INTERNATIONAL PORTFOLIO

     In addition, each Fund (or "Portfolio") will not:

          5.1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          5.2. issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

          5.3. engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          (x) concentrate more than 25% of its assets in mutual funds. In accordance with the Portfolios' investment programs set forth in the Portfolios' prospectuses, each Portfolio may invest more than 25% of its assets in certain of the Underlying Scudder Funds. However, each Underlying Scudder Fund in which each Portfolio will invest, with the exception of Scudder Gold Fund, will not concentrate more than 25% of its total assets in any one industry;

          5.4. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

          5.5. purchase physical commodities or contracts relating to physical commodities; or

          5.6. make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Portfolio's investment objective and policies may be deemed to be loans.

                                  NAME OF FUND
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

     [Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of
beneficial interest, par value $          per share, (the "Shares") into
separate series, or funds, including [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the
     Fund:

             (a) The Declaration dated                , 19  , as amended to
        date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of Beneficial
        Interest dated                , 19  relating to the Fund.

     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and ["Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark, Inc."] trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.

          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5 and under the terms of the Special Servicing Agreement dated November 15, 1996 ("Special Servicing Agreement") among you, the Trust, Scudder Fund Accounting Corporation, Scudder Service Corporation, Scudder Trust Company, Scudder Investor Services, Inc. and the various funds in which the Portfolios may invest (the "Underlying Funds"). In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          Except as provided in the Special Servicing Agreement, you shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to
     the excess of (a) 1/12 of        of 1 percent of the average daily net
     assets as defined below of the Fund for such month; [provided that, for any
     calendar month during which the average of such values exceeds $          ,
     the fee payable for that month based on the portion of the average of such
     values in excess of $          shall be 1/12 of        of 1 percent of such
     portion;] [and provided that, for any calendar month during which the
     average of such values exceeds $          , the fee payable for that month
     based on the portion of the average of such values in excess of $
     shall be 1/12 of        of 1 percent of such portion;] over any
     compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.

          9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 19 , and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

          11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name
     "Scudder                Trust" refers to the Trustees under the Declaration
     collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                   Yours very truly,

                                   [NAME OF TRUST], on behalf of
                                   Scudder                Fund

                                   By:
                                   ---------------------------------------------

                                       President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By:
                                       ---------------------------------------
                                       Managing Director

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
MONEY MARKET
  Scudder U.S. Treasury Money Fund    Safety, liquidity, and stability of capital    0.500% of net assets
                                      and, consistent therewith, current income.

  Scudder Cash Investment Trust       Stability of capital while maintaining         0.500% to $250 million
                                      liquidity of capital and providing current     0.450% next $250 million
                                      income from money market securities.           0.400% next $500 million
                                                                                     0.350% thereafter

  Scudder Money Market Series         High level of current income consistent with   0.250% of net assets
                                      preservation of capital and liquidity by
                                      investing in a broad range of short-term
                                      money market instruments.
  Scudder Government Money Market     High level of current income consistent with   0.250% of net assets
    Series                            preservation of capital and liquidity by
                                      investing exclusively in obligations issued
                                      or guaranteed by the U.S. Government or its
                                      agencies or instrumentalities and in certain
                                      repurchase agreements.

TAX FREE MONEY MARKET
  Scudder Tax Free Money Fund         Income exempt from regular federal income      0.500% to $500 million
                                      taxes and stability of principal through       0.480% thereafter
                                      investments in municipal securities.

  Scudder Tax Free Money Market       High level of current income consistent with   0.250% of net assets
    Series                            preservation of capital and liquidity exempt
                                      from federal income tax by investing
                                      primarily in high quality municipal
                                      obligations.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Scudder California Tax Free Money   Stability of capital and the maintenance of a  0.500% of net assets
    Fund                              constant net asset value of $1.00 per share
                                      while providing California tax payers income
                                      exempt from both California personal and
                                      regular federal income tax through investment
                                      in high quality, short- term tax-exempt
                                      California municipal securities.

  Scudder New York Tax Free Money     Stability of capital and income exempt from    0.500% of net assets
    Fund                              New York state and New York City personal
                                      income taxes and regular federal income tax
                                      through investment in high quality,
                                      short-term municipal securities in New York.

TAX FREE
  Scudder Limited Term Tax Free Fund  High level of income exempt from regular       0.600% of net assets
                                      federal income tax consistent with a high
                                      degree of principal stability.

  Scudder Medium Term Tax Free Fund   High level of income exempt from regular       0.600% to $500 million
                                      federal income tax and limited principal       0.500% thereafter
                                      fluctuation through investment primarily in
                                      high grade intermediate term municipal
                                      securities.

  Scudder Managed Municipal Bonds     Income exempt from regular federal income tax  0.550% to $200 million
                                      primarily through investments in high-grade    0.500% next $500 million
                                      long-term municipal securities.                0.475% thereafter

  Scudder High Yield Tax Free Fund    High level of income, exempt from regular      0.650% to $300 million
                                      federal income tax, from an actively managed   0.600% thereafter
                                      portfolio consisting primarily of investment
                                      grade municipal securities.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Scudder California Tax Free Fund    Income exempt from both California state       0.625% to $200 million
                                      personal income tax and regular federal        0.600% thereafter
                                      income tax primarily through investment grade
                                      municipal securities.

  Scudder Massachusetts Limited Term  A high level of income exempt from both        0.600% of net assets
    Tax Free Fund                     Massachusetts personal income tax and regular
                                      federal income tax as is consistent with a
                                      high degree of price stability.

  Scudder Massachusetts Tax Free      A high level of income exempt from both        0.600% of net assets
    Fund                              Massachusetts personal income tax and regular
                                      federal income tax through investment
                                      primarily in long-term investment-grade
                                      municipal securities in Massachusetts.

  Scudder New York Tax Free Fund      Income exempt from New York state and New      0.625% to $200 million
                                      York City personal income taxes and regular    0.600% thereafter
                                      federal income tax through investment
                                      primarily in long-term investment-grade
                                      municipal securities in New York.

  Scudder Ohio Tax Free Fund          Income exempt from Ohio personal income tax    0.600% of net assets
                                      and regular federal income tax through
                                      investment primarily in investment-grade
                                      municipal securities in Ohio.

  Scudder Pennsylvania Tax Free Fund  Income exempt from Pennsylvania personal       0.600% of net assets
                                      income tax and regular federal income tax
                                      through investment primarily in investment-
                                      grade municipal securities in Pennsylvania.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
U.S. INCOME
  Scudder Short Term Bond Fund        High level of income consistent with a high    0.600% to $500 million
                                      degree of principal stability through          0.500% next $500 million
                                      investments primarily in high quality          0.450% next $500 million
                                      short-term bonds.                              0.400% next $500 million
                                                                                     0.375% next $1 billion
                                                                                     0.350% thereafter

  Scudder Zero Coupon 2000 Fund       High investment returns over a selected        0.600% of net assets
                                      period as is consistent with investment in
                                      U.S. Government securities and the
                                      minimization of reinvestment risk.

  Scudder GNMA Fund                   High current income and safety of principal    0.650% to $200 million
                                      primarily from investment in U.S. Government   0.600% next $300 million
                                      mortgage-backed GNMA securities.               0.550% thereafter

  Scudder Income Fund                 A high level of income, consistent with the    0.650% to $200 million
                                      prudent investment of capital, through a       0.600% next $300 million
                                      flexible investment program emphasizing        0.550% thereafter
                                      high-grade bonds.

  Scudder High Yield Bond Fund        A high level of current income and capital     0.700% of net assets
                                      appreciation through investment primarily in
                                      below investment-grade domestic debt
                                      securities.

GLOBAL INCOME
  Scudder Global Bond Fund            Total return with an emphasis on current       0.750% to $1 billion
                                      income by investing primarily in high-grade    0.700% thereafter
                                      bonds denominated in foreign currencies and
                                      the U.S. dollar.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Scudder International Bond Fund     Income primarily by investing in high-grade    0.850% to $1 billion
                                      international bonds and protection and         0.800% thereafter
                                      possible enhancement of principal value by
                                      actively managing currency, bond market and
                                      maturity exposure and by security selection.

  Scudder Emerging Markets Income     High current income and, secondarily,          1.000% of net assets
    Fund                              long-term capital appreciation by investing
                                      primarily in high-yielding debt securities
                                      issued in emerging markets.

ASSET ALLOCATION
  Scudder Pathway Conservative        Current income and, secondarily, long-term     0.000%
    Portfolio                         growth of capital by investing substantially
                                      in bond mutual funds, but will have some
                                      exposure to equity mutual funds.

  Scudder Pathway Balanced Portfolio  Balance of growth and income by investing in   0.000%
                                      a mix of money market, bond and equity mutual
                                      funds.

  Scudder Pathway Growth Portfolio    Long-term growth of capital by investing       0.000%
                                      predominantly in equity mutual funds designed
                                      to provide long-term growth.

  Scudder Pathway International       Maximize total return by investing in a        0.000%
    Portfolio                         select mix of established international and
                                      global Scudder Funds.

U.S. GROWTH AND INCOME
  Scudder Balanced Fund               A balance of growth and income from a          0.700% of net assets
                                      diversified portfolio of equity and fixed
                                      income securities and long-term preservation
                                      of capital through a quality oriented
                                      investment approach designed to reduce risk.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Scudder Growth and Income Fund      Long-term growth of capital, current income    0.600% to $500 million
                                      and growth of income primarily from common     0.550% next $500 million
                                      stocks, preferred stocks and securities        0.500% next $500 million
                                      convertible into common stocks.                0.475% next $500 million
                                                                                     0.450% next $1 billion
                                                                                     0.425% next $1 billion
                                                                                     0.405% thereafter

U.S. GROWTH
  Scudder Large Company Value Fund    Maximize long-term capital appreciation        0.750% to $500 million
    (formerly Scudder Capital Growth  through a value driven investment program      0.650% next $500 million
    Fund)                             emphasizing common stocks and preferred
                                      stocks.

  Scudder Value Fund                  Long-term growth of capital through            0.700% of net assets
                                      investment in undervalued equity securities.

  Scudder Small Company Value Fund    Long-term growth of capital by investing       0.750% of net assets
                                      primarily in undervalued equity securities of
                                      small U.S. companies.

  Scudder Micro Cap Fund              Long-term growth of capital by investing       0.750% of net assets
                                      primarily in a diversified portfolio of U.S.
                                      micro-cap common stocks.

  Scudder Classic Growth Fund         Long-term growth of capital while keeping the  0.700% of net assets value of its shares more stable than other
                                      growth mutual funds.

  Scudder Large Company Growth Fund   Long-term growth of capital through            0.700% of net assets
    (formerly Scudder Quality Growth  investment primarily in the equity securities
    Fund)                             of seasoned, financially strong U.S. growth
                                      companies.

  Scudder Development Fund            Long-term growth of capital by investing       1.000% to $500 million
                                      primarily in equity securities of emerging     0.950% next $500 million
                                      growth companies.                              0.900% thereafter

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
  Scudder 21st Century Growth Fund    Long-term growth of capital by investing       1.000% of net assets
                                      primarily in the securities of emerging
                                      growth companies poised to be leaders in the
                                      21st century.

GLOBAL GROWTH
  Scudder Global Fund                 Long-term growth of capital through            Effective 9/11/97:
                                      investment in a diversified portfolio of       1.000% to $500 million
                                      marketable foreign and domestic securities,    0.950% next $500 million
                                      primarily equity securities.                   0.900% next $500 million
                                                                                     0.850% thereafter

  Institutional International Equity  Long-term growth of capital primarily through  0.900% of net assets
    Portfolio                         a diversified portfolio of marketable foreign
                                      equity securities.

  Scudder International Growth and    Long-term growth of capital and current        1.000% of net assets
    Income Fund                       income primarily from foreign equity
                                      securities

  Scudder International Fund          Long-term growth of capital primarily through  0.900% to $500 million a diversified portfolio of marketable foreign  0.850% next $500 million
                                      equity securities.                             0.800% next $1 billion
                                                                                     0.750% next $1 billion
                                                                                     0.700% thereafter

  Scudder Global Discovery Fund       Above-average capital appreciation over the    1.100% of net assets
                                      long-term by investing primarily in the
                                      equity securities of small companies located
                                      throughout the world.

  Scudder Emerging Markets Growth     Long-term growth of capital primarily through  1.25% of net assets
    Fund                              equity investments in emerging markets around
                                      the globe.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Scudder Gold Fund                   Maximum return consistent with investing in a  1.000% of net assets portfolio of gold-related equity securities
                                      and gold.

  Scudder Greater Europe Growth Fund  Long-term growth of capital through            1.000% of net assets
                                      investment primarily in the equity securities
                                      of European companies.

  Scudder Pacific Opportunities Fund  Long-term growth of capital primarily through  1.100% of net assets investment in the equity securities of
                                      Pacific Basin companies, excluding Japan.

  Scudder Latin America Fund          Long-term capital appreciation through         Effective 9/11/97:
                                      investment primarily in the securities of
                                      Latin American issuers.                        1.250% to $1 billion
                                                                                     1.150% thereafter

  The Japan Fund, Inc.                Long-term capital appreciation through         0.850% to $100 million
                                      investment primarily in equity securities of   0.750% next $200 million
                                      Japanese companies.                            0.700% next $300 million
                                                                                     0.650% thereafter

CLOSED-END FUNDS
  The Argentina Fund, Inc.            Long-term capital appreciation through         Advisor:
                                      investment primarily in equity securities
                                      of Argentine issuers.                          Effective 11/1/97:
                                                                                     1.100% of net assets
                                                                                     Sub-Advisor:
                                                                                     Paid by Advisor.
                                                                                     0.160% of net assets

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  The Brazil Fund, Inc.               Long-term capital appreciation through         1.200% to $150 million
                                      investment primarily in equity securities of   1.050% next $150 million
                                      Brazilian issuers.                             1.000% thereafter

                                                                                     Effective 10/29/97:
                                                                                     1.200% to $150 million
                                                                                     1.050% next $150 million
                                                                                     1.000% next $200 million
                                                                                     0.900% thereafter

                                                                                     Administrator:
                                                                                     Receives an annual
                                                                                     fee of $50,000

  The Korea Fund, Inc.                Long-term capital appreciation through         Advisor:
                                      investment primarily in equity securities of   1.150% to $50 million
                                      Korean issuers.                                1.100% next $50 million
                                                                                     1.000% next $250 million
                                                                                     0.950% next $400 million
                                                                                     0.900% thereafter
                                                                                     Sub-Advisor - Daewoo:
                                                                                     Paid by Advisor.
                                                                                     0.2875% to $50 million
                                                                                     0.275% next $50 million
                                                                                     0.250% next $250 million
                                                                                     0.2375% next $400 million
                                                                                     0.225% thereafter

  The Latin America Dollar Income     High level of current income and,              1.200% of net assets
    Fund, Inc.                        secondarily, capital appreciation through
                                      investment principally in dollar-denominated
                                      Latin American debt instruments.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Montgomery Street Income            High level of current income consistent with   0.500% to $150 million
    Securities, Inc.                  prudent investment risks through a             0.450% next $50 million
                                      diversified portfolio primarily of debt        0.400% thereafter
                                      securities.

  Scudder New Asia Fund, Inc.         Long-term capital appreciation through         1.250% to $75 million
                                      investment primarily in equity securities of   1.150% next $125 million
                                      Asian companies.                               1.100% thereafter

  Scudder New Europe Fund, Inc.       Long-term capital appreciation through         1.250% to $75 million
                                      investment primarily in equity securities of   1.150% next $125 million
                                      companies traded on smaller or emerging        1.100% thereafter
                                      European markets and companies that are
                                      viewed as likely to benefit from changes and
                                      developments throughout Europe.

  Scudder Spain and Portugal Fund,    Long-term capital appreciation through         Advisor:
    Inc.                              investment primarily in equity securities of   1.000% of net assets
                                      Spanish & Portuguese issuers.                  Administrator:
                                                                                     0.200% of net assets

  Scudder World Income Opportunities  High income and, consistent therewith,         1.200% of net assets
    Fund, Inc.                        capital appreciation.

INSURANCE PRODUCTS
  Balanced Portfolio                  Balance of growth and income consistent with   0.475% of net assets
                                      long-term preservation of capital through a
                                      diversified portfolio of equity and fixed
                                      income securities.

  Bond Portfolio                      High level of income consistent with a high    0.475% of net assets
                                      quality portfolio of debt securities.

  Capital Growth Portfolio            Long-term capital growth from a portfolio      0.475% to $500 million
                                      consisting primarily of equity securities.     0.450% thereafter

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------

  Global Discovery Portfolio          Above-average capital appreciation over the    0.975% of net assets
                                      long-term by investing primarily in the
                                      equity securities of small companies located
                                      throughout the world.

  Growth and Income Portfolio         Long-term growth of capital, current income    0.475% of net assets
                                      and growth of income.

  International Portfolio             Long-term growth of capital primarily through  0.875% to $500 milion
                                      diversified holdings of marketable foreign     0.775% thereafter
                                      equity investments.

  Money Market Portfolio              Stability of capital and, consistent           0.370% of net assets
                                      therewith, liquidity of capital and current
                                      income.

AARP FUNDS
  AARP High Quality Money Fund        Current income and liquidity, consistent with  0.350% to $2 billion
                                      maintaining stability and safety of            0.330% next $2 billion
                                      principal, through investment in high quality  0.300% next $2 billion
                                      securities.                                    0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.100% of net assets
  AARP Balanced Stock and Bond Fund   Long-term growth of capital and income,        0.350% to $2 billion
                                      consistent with a stable share price, through  0.330% next $2 billion
                                      investment in a combination of stocks, bonds   0.300% next $2 billion
                                      and cash reserves.                             0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
  AARP Capital Growth Fund            Long-term capital growth, consistent with a    0.350% to $2 billion
                                      stable share price, through investment         0.330% next $2 billion
                                      primarily in common stocks and securities      0.300% next $2 billion
                                      convertible into common stocks.                0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.320% of net assets
  AARP Global Growth Fund             Long-term growth of capital, consistent with   0.350% to $2 billion
                                      a stable share price, through investment       0.330% next $2 billion
                                      primarily in a diversified portfolio of        0.300% next $2 billion
                                      equity securities of corporations worldwide.   0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.550% of net assets
  AARP Growth and Income Fund         Long-term growth of capital and income,        0.350% to $2 billion
                                      consistent with a stable share price, through  0.330% next $2 billion
                                      investment primarily in common stocks and      0.300% next $2 billion
                                      securities convertible into common stocks.     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
  AARP International Stock Fund       Long-term growth of capital, consistent with   0.350% to $2 billion
                                      a stable share price, through investment       0.330% next $2 billion
                                      primarily in foreign equity securities.        0.300% next $2 billion
                                                                                     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.600% of net assets
  AARP Small Company Stock Fund       Long-term growth of capital, consistent with   0.350% to $2 billion
                                      a stable share price, through investment       0.330% next $2 billion
                                      primarily in stocks of small U.S. companies.   0.300% next $2 billion
                                                                                     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.550% of net assets
  AARP U.S. Stock Index Fund          Long-term growth of capital, consistent with   0.350% to $2 billion
                                      greater share price stability than a S&P 500   0.330% next $2 billion
                                      index fund, by taking an indexing approach to  0.300% next $2 billion
                                      investing in common stocks, emphasizing        0.280% next $2 billion
                                      higher dividend stocks while maintaining       0.260% next $3 billion
                                      investment characteristics otherwise similar   0.250% next $3 billion
                                      to the S&P 500 index.                          0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.000% of net assets

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
  AARP Bond Fund for Income           High level of current income, consistent with  0.350% to $2 billion
                                      greater share price stability than a long      0.330% next $2 billion
                                      term bond, through investment primarily in     0.300% next $2 billion
                                      investment-grade debt securities.              0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.280% of net assets
  AARP GNMA and U.S. Treasury Fund    High level of current income, consistent with  0.350% to $2 billion
                                      greater share price stability than a           0.330% next $2 billion
                                      long-term bond, through investment             0.300% next $2 billion
                                      principally in U.S. Government-guaranteed      0.280% next $2 billion
                                      GNMA securities and U.S. Treasury              0.260% next $3 billion
                                      obligations.                                   0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.120% of net assets
  AARP High Quality Bond Fund         High level of income, consistent with greater  0.350% to $2 billion
                                      share price stability than a long-term bond,   0.330% next $2 billion
                                      through investment primarily in a portfolio    0.300% next $2 billion
                                      of high quality securities                     0.280% next $2 billion
                                                                                     0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

  AARP Diversified Growth Portfolio   Long-term growth of capital through            There will be no fee as
                                      investment primarily in AARP stock mutual      the manager will receive
                                      funds.                                         a fee from the underlying
                                                                                     funds.

                FUND                                    OBJECTIVE                            FEE RATE           PROGRAM ASSETS
------------------------------------  ---------------------------------------------  -------------------------  ---------------
  AARP Diversified Income Portfolio   Current income with modest capital             There will be no fee as
                                      appreciation through investment primarily in   the manager will receive
                                      AARP bond mutual funds.                        a fee from the underlying
                                                                                     funds.
  AARP High Quality Tax Free Money    Current income exempt from federal income      0.350% to $2 billion
    Fund                              taxes and liquidity, consistent with           0.330% next $2 billion
                                      maintaining stability and safety of            0.300% next $2 billion
                                      principal, through investment in high-quality  0.280% next $2 billion
                                      municipal securities.                          0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.100% of net assets
  AARP Insured Tax Free General Bond  High level of income free from federal income  0.350% to $2 billion
    Fund                              taxes, consistent with greater share price     0.330% next $2 billion
                                      stability than a long-term municipal bond,     0.300% next $2 billion
                                      through investment primarily in municipal      0.280% next $2 billion
                                      securities covered by insurance.               0.260% next $3 billion
                                                                                     0.250% next $3 billion
                                                                                     0.240% thereafter
                                                                                     INDIVIDUAL FUND FEE
                                                                                     0.190% of net assets

                             SCUDDER PATHWAY SERIES

PROXY                      PATHWAY BALANCED PORTFOLIO                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 10:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Dr. Rosita P. Chang, Edgar R. Fiedler, Peter B. Freeman, Dr. J.D. Hammond and Richard M. Hunt.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
4(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
4(B). To approve certain provisions of the Amended and Restated Declaration of Trust;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
5. To approve changes to certain of the fundamental investment policies and restrictions.

5.1 borrowing;              5.3 underwriting of securities;      5.5 commodities;
5.2 senior securities;      5.4 investment in real estate;       5.6 loans.

      TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

--------------------------------------------------------------------------------
6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                     , 1997
                                         ---------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                             SCUDDER PATHWAY SERIES

PROXY                    PATHWAY CONSERVATIVE PORTFOLIO                    PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 10:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Edgar R. Fiedler, Peter B. Freeman, Dr. J.D. Hammond and Richard M. Hunt.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
4(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
4(B). To approve certain provisions of the Amended and Restated Declaration of Trust;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
5. To approve changes to certain of the fundamental investment policies and restrictions.

5.1 borrowing;              5.3 underwriting of securities;      5.5 commodities;
5.2 senior securities;      5.4 investment in real estate;       5.6 loans.

      TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

--------------------------------------------------------------------------------
6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                     , 1997
                                         ---------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                             SCUDDER PATHWAY SERIES

PROXY                       PATHWAY GROWTH PORTFOLIO                       PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 10:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Dr. Rosita P. Chang, Edgar R. Fiedler, Peter B. Freeman, Dr. J.D. Hammond and Richard M. Hunt.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
4(A). To approve certain provisions of the Amended and Restated Declaration of Trust;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
4(B). To approve certain provisions of the Amended and Restated Declaration of Trust;

                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
5. To approve changes to certain of the fundamental investment policies and restrictions.

5.1 borrowing;              5.3 underwriting of securities;      5.5 commodities;
5.2 senior securities;      5.4 investment in real estate;       5.6 loans.

      TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

--------------------------------------------------------------------------------
6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN
    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated

                                     ------------------------------------------,
                                      1997

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                             SCUDDER PATHWAY SERIES

PROXY                   PATHWAY INTERNATIONAL PORTFOLIO                    PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 10:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Dr. Rosita P. Chang, Edgar R. Fiedler, Peter B. Freeman, Dr. J.D. Hammond and Richard M. Hunt.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                  [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN
4(A). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
                  [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

4(B). To approve certain provisions of the Amended and Restated Declaration of
      Trust;
                  [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

5. To approve changes to certain of the fundamental investment policies and restrictions.

5.1 borrowing;              5.3 underwriting of securities;      5.5 commodities;
5.2 senior securities;      5.4 investment in real estate;       5.6 loans.

      TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.

--------------------------------------------------------------------------------
6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                  [ ] FOR                 [ ] AGAINST             [ ] ABSTAIN

    The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                     , 1997
                                           ---------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.